Related Party Transactions (Tables)	12 Months Ended
Dec. 31, 2016
Related Party Transactions [Abstract]
Schedule of Accounting for the Buyout Transaction

As a result of the termination of the MSA agreement, the Company recognized an expense in the amount of $5,421 for the year ended December 31, 2015 as follows:

Year ended December 31, 2015
Cash paid	$2,000
Issuance of Series B Preferred Shares (recorded at a discount to redemption amount)	2,311
Issuance of Warrants and Performance Shares	1,010
Professional fees incurred in connection with the Buyout	100
Loss on termination of MSA	$5,421

Schedule of Significant Assumptions Used in Determining the Fair Value of the Warrants

We estimated the fair value of the Warrants on grant date based upon the Black-Scholes option pricing model. Significant assumptions used in determining the fair value of the Warrants were as follows:

Risk-free interest rate	1.79%
Dividend yield	—
Expected volatility	23.7%
Expected term (in years)	7